Neiman Balanced Allocation Fund

Class A Shares (NBAFX) Class C Shares (NBCFX) For Investors Seeking Total Return Supplement dated January 20, 2017 to the Prospectus dated August 1, 2016

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The following replaces the paragraph under the heading “The Principal Investment Strategy of the Fund” on page 2 of the Prospectus and the first sentence below replaces the first sentence of the first paragraph under the same heading on page 5 of the Prospectus:

The Fund normally invests at least 50% of its assets (at the time of purchase) in shares of equity exchange-traded funds (“ETFs”) and mutual funds (open-end investment companies) registered under the Investment Company Act of 1940 and at least 25% of its assets (at the time of purchase) in shares of fixed income ETFs and mutual funds (open-end investment companies) registered under the Investment Company Act of 1940. The ETFs and mutual funds in which the Fund may invest are referred to as "underlying funds" throughout this Prospectus. The underlying funds will be drawn from a variety of investment categories, including growth and value funds, foreign and domestic funds; corporate, government and high yield bond funds; and large, mid and small cap funds. The Fund's investment adviser will allocate assets among equity and fixed income underlying funds in an attempt to achieve overall diversification, minimize risk, and maximize total return. From time to time, the investment adviser may invest a significant portion of the Fund's assets in underlying funds in a particular industry sector. Underlying funds will be sold when they have realized their anticipated value or when new investment opportunities with a higher expected return are acquired. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. You will receive written notice of any material change in the Fund's objective.

The following replaces the second paragraph under the heading “The Principal Risks of Investing in the Fund” on page 2 of the Prospectus:

ETF, Mutual Fund and Affiliated Fund Risk

The Fund invests a substantial portion of its assets in ETFs and other mutual funds. To the extent that the Fund invests in ETFs and mutual funds, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. An ETF may trade at a discount to its net asset value. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. The Fund may invest in other mutual funds advised by the Fund's adviser ("affiliated mutual funds"). Because the Fund's adviser or an affiliate provides services and receives fees from affiliated mutual funds, the Fund's investment in an affiliated mutual fund benefits the adviser and/or its affiliate. In addition, if the Fund holds a significant percentage of the shares of one or more affiliated mutual funds, a conflict of interest may arise.

The following replaces the second paragraph under the heading “The Principal Risks of Investing in the Fund” on page 6 of the Prospectus:

ETF, Mutual Fund and Affiliated Fund Risk

The Fund invests a substantial portion of its assets in ETFs and other mutual funds. As a result, the Fund's performance is directly related to the performance of the underlying mutual funds. The Fund's net asset value will change with the value of the underlying mutual funds and changes in the markets where the underlying mutual funds invest. To the extent that the Fund invests in ETFs and mutual funds, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying mutual funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. An ETF may trade at a discount to its net asset value. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund may invest in other mutual funds advised by the Fund's Adviser ("affiliated mutual funds"). Because the Fund's Adviser or an affiliate provides services and receives fees from affiliated mutual funds, the Fund's investment in an affiliated mutual fund benefits the Adviser and/or its affiliate. The Fund may hold a significant percentage of the shares of one or more affiliated mutual fund. As a result, the Fund's investment in an affiliated mutual fund may create a conflict of interest because a situation could arise where an action for the Fund could be adverse to the interests of the affiliated mutual fund or vice versa.

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This Supplement and the existing Prospectus and Statement of Additional Information ("SAI") each dated August 1, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-877-385-2720.